Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



     We consent to the inclusion in this registration statement on Form S-8, dated February 14 2002, the reference to our report dated March 27, 2002 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2001.


/s/ Pohl, McNabola, Berg & Company LLP
--------------------------------------
Pohl, McNabola, Berg & Company LLP
February 14, 2002
San Francisco, California


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